Net Finance Costs (Tables)	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Summary of Financial Result
The financial result is calculated as follows:

	For the years ended
€ thousand	December 31, 2022	December 31, 2021	December 31, 2020
FINANCIAL INCOME
Other interest income from loans and receivables	0	0	18
Total	0	0	18
FINANCIAL EXPENSES
Interest and similar expenses on loans	-2,403	-2,196	-918
Interest on lease obligations	-229	-185	-137
Borrowing costs capitalized in accordance with IAS 23	87	233	1,055
Total	-2,545	-2,148	0
Net foreign exchange gain (loss)	2,574	826	-531
Total	29	-1,322	-513

Summary of Borrowing Costs
Borrowing costs capitalized as the cost in accordance with IAS 23 are as follows:

	For the years ended
€ thousand	December 31, 2022	December 31, 2021	December 31, 2020
Total finance expenses	2,632	2,381	1,055
Thereof capitalized as the cost of
Development projects	56	79	1,010
Construction in progress	32	154	45
Capitalization rate p.a.	9.08%	22.06%	10.69%